Schedule 14A Information

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by Registrant  [ X ]

Filed by a Party other than the Registrant       [   ]

Check the appropriate box:


[ X ]    Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

[   ]    Definitive Proxy Statement

[   ]    Definitive Additional Materials

[   ]    Soliciting Material under Rule 14a-12


-------------------------------------------------------------------------------

                                  PACEL CORP.

-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
-------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[ X ]      No fee required.

                                                             September 3, 2001






Dear Fellow Stockholder:

         On behalf of the board of directors and management of PACEL Corp. ("PACEL"), we cordially invite you to attend the annual meeting of PACEL stockholders. The meeting will be held at 10:00am., local time, on September 28,2001, at PACEL CORP. HEADQUARTERS, 8870 RIXLEW LANE, SUITE 201 The annual meeting will include management's report to you on our fiscal year 2000 financial and operating performance.

         The matters expected to be acted upon at the meeting are described in the accompanying notice of annual meeting of stockholders and proxy statement. An important aspect of the annual meeting process is the annual stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process.

         Whether or not you plan to attend the annual meeting, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will save PACEL additional solicitation expenses and will ensure that your shares are represented at the annual meeting.

         On behalf of your board of directors and management, I want to thank you for your attention to this important matter and express my appreciation for your confidence and support.

                                      Very truly yours,



                                      David E. Calkins
                                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                   PACEL CORP.
                                8870 RIXLEW LANE
                                    SUITE 201
                            MANASSAS, VIRGINIA 20109
                                 (703) 257-4759

                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 28, 2001
                           ---------------------------

         Notice is hereby given that the annual meeting of stockholders of PACEL will be held at PACEL CORP. HEADQUARTERS AT 8870 RIXLEW LANE, SUITE 201 , MANASSAS, VIRGINIA], on September 28, 2001, at 10:00 am., local time.

         At the annual meeting, stockholders will be asked to consider and vote on the following proposals:

         Proposal I.       Election of four directors, each for a term of one
                           year;

         Proposal II.      The adoption of an amendment to PACEL's Articles
                           of Incorporation, as amended, to increase the number of authorized shares of common stock from 150,000,000 shares, no par value, to 650,000,000 shares, no par value;

         Proposal III.     Ratification of the appointment of Peter C. Cosmas
                           Co., CPA, as independent accountants for PACEL for the year ending December 31, 2001;

and any other business that may properly come before the annual meeting and any adjournments thereof. As of the date of this proxy statement, we are not aware of any other business to come before the annual meeting. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.

         The board of directors has fixed the close of business on August 31, 2001 as the record date for the annual meeting. This means that stockholders of record at the close of business on that date are entitled to receive notice of and to vote at the annual meeting and any adjournments thereof.

         This notice of annual meeting of stockholders, proxy statement and form of proxy are first being mailed to stockholders on or about September 14, 2001. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE TAKE THE TIME TO VOTE BY SIGNING, DATING AND MAILING THE ENCLOSED PROXY CARD WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE PROXY WILL NOT BE USED IF YOU ATTEND AND VOTE AT THE ANNUAL MEETING IN PERSON. REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS VERY IMPORTANT. PLEASE ACT TODAY.

         Thank you for your continued interest and support.

                                              By Order of the board of directors



                                              F. Kay Calkins
                                              CORPORATE SECRETARY

                                   PACEL CORP.
                                8870 RIXLEW LANE
                                    SUITE 201
                            MANASSAS, VIRGINIA 20109
                                 (703) 257-4759

                           ---------------------------

                                 PROXY STATEMENT
                           ---------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 28, 2001
                           ---------------------------


                                  INTRODUCTION

         The board of directors of PACEL is using this proxy statement to solicit proxies from the holders of common stock of PACEL for use at PACEL's annual meeting of stockholders and any adjournments thereof. The notice of annual meeting of stockholders, this proxy statement and the enclosed form of proxy are first being mailed to our stockholders on or about September 14, 2001.

                      INFORMATION ABOUT THE ANNUAL MEETING

TIME AND PLACE OF THE ANNUAL MEETING

         Our annual meeting will be held as follows:

                  DATE:             September 28, 2001
                  TIME:             10:00 am., local time
                  PLACE:            PACEL CORP.
                                    8870 RIXLEW LANE,
                                    SUITE 201
                                    MANASSAS, VA 20109

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

         At the annual meeting, stockholders are being asked to consider and vote on the following proposals:

                  Proposal I.       Election of four directors, each for a term
                                    of one year;

                  Proposal II.      The adoption of an amendment to PACEL's
                                    Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 150,000,000 shares, no par value, to 650,000,000 shares, no par value;

                  Proposal III.     Ratification of the appointment of Peter C.
                                    Cosmas Co., CPA, as independent accountants for PACEL for the year ending December 31, 2001;

and any other business that may properly come before the annual meeting and any adjournments thereof. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

WHO IS ENTITLED TO VOTE?

         The board of directors has fixed the close of business on August 31, 2001, as the record date for the annual meeting. Only stockholders of record of PACEL are entitled to receive notice of and to vote at the annual meeting and any adjournments thereof. Each stockholder of record will be entitled to one vote for each share of PACEL common stock held. On August 31, 2001, 118,818,920 shares of PACEL common stock were issued and outstanding and entitled to vote at the annual meeting.

WHAT IF MY SHARES ARE HELD IN "STREET NAME" BY A BROKER?

         If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items, pursuant to current industry practice. In the case of non-discretionary items, the shares will be treated as "broker non-votes." PACEL believes that Proposal II - the adoption of an amendment to our Articles of Incorporation - may be treated as a non-discretionary item.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

         A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of PACEL common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

WHAT IF A QUORUM IS NOT PRESENT AT THE MEETING?

         If a quorum is not present at the scheduled time of the meeting, a majority of the stockholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the meeting.

VOTE REQUIRED TO APPROVE PROPOSAL I: ELECTION OF FOUR DIRECTORS

         Four directors are to be elected to serve for a one-year term expiring at the annual meeting of stockholders held in 2002, or until their successors are duly elected in accordance with the Articles of Incorporation.

         Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of PACEL common stock. This means that the four director nominees with the most affirmative votes will be elected to fill the available seats. Shares that are represented by proxy which are not voted whether by broker non-vote or votes withheld will have no effect on the election of directors.

         If a director nominee is unable to stand for election, the board of directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. THE PACEL BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ELECTION OF EACH OF THE DIRECTOR NOMINEES.

VOTE REQUIRED TO APPROVE PROPOSAL II:
THE ADOPTION OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION

         Adoption of an amendment to PACEL's Articles of Incorporation to increase the number of authorized shares of common stock requires the affirmative vote of more than two thirds of the shares outstanding and entitled to vote as of the record date. Stockholder abstentions and broker non-votes on the proposal to adopt an amendment to our Articles of Incorporation will have the same effect as a vote against the proposal. THE PACEL BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION.

VOTE REQUIRED TO APPROVE PROPOSAL III:
RATIFICATION OF OUR INDEPENDENT ACCOUNTANTS

         Ratification of the appointment of Peter C. Cosmas Co., CPAs as our independent accountants for the fiscal year ending December 31, 2001 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of PACEL common stock. Stockholder abstentions on the proposal to ratify the appointment of Peter C. Cosmas Co., CPAs as our independent accountants will have the same effect as a vote against the proposal, while broker non-votes will have no effect on the outcome of the vote. THE PACEL BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO RATIFY PETER C. COSMAS CO., CPAS AS OUR INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

HOW TO VOTE AT THE ANNUAL MEETING

         You may vote in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting. See "How to Revoke Your Proxy" below.

         Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of PACEL common stock. This means that the four director nominees with the most affirmative votes will be elected to fill the available seats. Shares that are represented by proxy which are not voted whether by broker non-vote or votes withheld will have no effect on the election of directors.

         The persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the annual meeting in accordance with their best judgment. As of the date of the proxy statement, we are not aware of any other matters to be presented at the annual meeting other than those described in this proxy statement and the notice of annual meeting of stockholders accompanying the proxy statement.

         You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote. Please sign and return all proxy cards you receive.

HOW TO REVOKE YOUR PROXY

         You may revoke your proxy before it is voted by:

         o    submitting a new proxy with a later date,

         o notifying the Corporate Secretary of PACEL in writing before the annual meeting that you have revoked your proxy, or

         o    voting in person at the annual meeting.

         If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you were the beneficial owner of PACEL common stock on August 31, 2001, the record date for voting at the annual meeting.

PROXY SOLICITATION COSTS

         PACEL will pay the costs of soliciting proxies. PACEL will handle the distribution of proxy materials and solicitation of votes.. In addition to this solicitation by mail, our directors, officers and employees may also solicit proxies personally, electronically or by telephone but will not be specially compensated for such solicitation activities. We will also reimburse brokers and other custodians, fiduciaries and nominees for their reasonable expenses in sending these materials to you.

                         OWNERSHIP OF PACEL COMMON STOCK

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table presents information regarding the beneficial ownership of PACEL common stock as of August 31, 2001 by:

         o    each director of PACEL;

         o    the Chief Executive Officer of PACEL; and

         o    all of the executive officers and directors of PACEL as a group.

No other person or entities (or group of affiliated persons or entities) are known by management to beneficially own more than five percent of the outstanding common stock of PACEL.

         The persons named in this table have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to this table. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options held by that person that are currently exercisable, or exercisable within 60 days after August 31, 2001, are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of August 31, 2001, there were 118,818,920 shares of PACEL common stock outstanding.]

                                              ------------------------------

                                                AMOUNT AND NATURE OF
                                                    COMMON STOCK
                                                 BENEFICIALLY OWNED(1)
                                             ------------------------------

                                                 NUMBER OF
                                                  SHARES          PERCENT
                                               BENEFICIALLY         OF
          NAME OF BENEFICIAL OWNER                 OWNED           CLASS
          ---------------------------------- ------------------ -----------

          Directors:
          ---------------------------------- ------------------ -----------

          David E. Calkins(2)                        4,024,031      11.70%
          ---------------------------------- ------------------ -----------

          F. Kay Calkins(2)                          3,274,031       11.70
          ---------------------------------- ------------------ -----------

          Keith P. Hicks(3)                            320,091        1.00
          ---------------------------------- ------------------ -----------

          Corey M. LaCross                              28,983         .09
           ---------------------------------- ------------------ -----------

          All officers and directors
          as a group (6 persons)                     8,438,886       22.83
          ---------------------------------- ------------------ -----------

(1) Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power. Included in the shares beneficially owned are options to purchase 2,024,031 shares of PACEL common stock granted to directors and executive officers.

(2) David E. Calkins and F. Kay Calkins are husband and wife. In the aggregate they beneficially own 7,298,062 shares of PACEL common stock. Included in their individual amounts is the right of each of Mr. and Ms. Calkins to acquire 500,000 shares of common stock upon conversion of their 500,000 shares of 1997 Class A preferred stock and the right to acquire 2,024,031 shares upon exercise of outstanding stock options.

(3)      Includes 4,375 shares held solely by Mr. Hick's spouse.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires PACEL directors and executive officers, and persons who own more than 10% of PACEL's common stock to report their initial ownership of PACEL's common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC and PACEL is required to disclose in this proxy statement any late filings or failures to file.

         PACEL believes, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with.

                       PROPOSAL I - ELECTION OF DIRECTORS

         Our board of directors is presently composed of four members. Directors of the Company are generally elected to serve for a one year term or until their respective successors shall have been elected and shall qualify.

         The table below sets forth information regarding our board of directors, including their age, position with PACEL and term of office. Each director nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the board of directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

         Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The board of Directors recommends you vote "FOR" each of the director nominees.

--------------------- --------------- ---------------------------- ------------ -------------

                          AGE AS
                          OF THE                                      ELECTED       TERM
           NAME         RECORD DATE      POSITION(S) HELD            DIRECTOR      EXPIRES
--------------------- --------------- ---------------------------- ------------ -------------

         NOMINEES
--------------------- --------------- ---------------------------- ------------ -------------

David E. Calkins            57        Chief Executive Officer         1994          2002
--------------------- --------------- ---------------------------- ------------ -------------

F. Kay Calkins              43        Vice President and COO          1998          2002
--------------------- --------------- ---------------------------- ------------ -------------

Keith P. Hicks              76        Director                        1998          2002
--------------------- --------------- ---------------------------- ------------ -------------

Corey M. LaCross            36        Director                        2000          2002
--------------------- --------------- ---------------------------- ------------ -------------

         Set forth below is the principal occupation of each of the nominees for director of PACEL All nominees have held their present positions for at least five years unless otherwise indicated.

         DAVID E. CALKINS. David E. Calkins founded PACEL in 1994 and is its Chairman, President and Chief Executive Officer. From 1992 until founding PACEL, Mr. Calkins was the Regional Manager of three divisions of Pacific Nuclear (now known as Vectra Technologies, Inc.), an engineering and information services company and a Nasdaq Stock Market listed company. Vectra Technologies provides power plant modifications, maintenance support and nuclear fuel handling to utility companies and the United States Department of Energy (DOE). From 1987 to 1993, Mr. Calkins served as Project Manager, Program Director, Vice President-Operations, and Executive Vice President Business Development for PRC Inc., an information systems development and services company. PRC provides support services to the Federal government and the utility industry.

         F. KAY CALKINS. F. Kay Calkins is currently a Director of PACEL and was Chief Operating Officer, Treasurer and Secretary until September 1, 1999, positions she held since 1996. Ms. Calkins is also a Director and the President and Chief Executive Officer of PACEL's 80 percent-owned subsidiary, E-Business-Stor.Com. Prior to joining PACEL, Ms. Calkins was the President and Chief Executive Officer of CMC Services, Inc., a consulting company offering technical support to industry and 8(a) firms from 1993 to 1996.

         KEITH P. HICKS. Keith P. Hicks is a retired Captain of the U.S. Army with over 20 active years of service. Mr. Hicks served as an Ordinance Advisor to the British and French Free Army during World War II. He was a Squadron Commander in Korea in 1955 and 1956, and served in the Executive Office to the Inspector General and the Office of Special Investigations in 1960 and 1961. Upon retiring from the military in 1961, Mr. Hicks started a private investigation business in the Commonwealth of Virginia, which became one of the top investigative firms in the state with over 60 agents. Mr. Hicks also served as the Chief Deputy Sheriff of Fairfax County from 1962 to 1969. Mr. Hicks has owned and managed Hicks Cattle Company since 1962, running over 200 head of beef cattle. In 1972 he formed and continues to manage Hicks Bonding Company and has been the owner/operator of Hick's Auctioning Company since 1991. Mr. Hicks is also a 25-year co-owner in a successful real estate company, C&H Properties Investments. He has been on the board of directors of Xybernaut, Inc. a high technology computer manufacturer of body worn, voice activated computers since July 1994. He is a graduate of the University of Denver (BA 1954) and LaSalle University School of Law (LL.B. 1969).

         COREY M. LACROSS. Corey LaCross is currently an Industrial Engineer Manager for United Parcel Service. Mr. LaCross joined UPS in 1984 where he has held various operation assignments. His most recent assignment has been as the Southeast Region Industrial Engineer Planning Manager. In this position he is in charge of managing the corporate and region cost initiatives for all production elements. This job also involves planning, technology training, vehicle management, and logistics. In 1987, Mr. LaCross received his B.S. degree in Business from Francis Marion University. In 1996 he received an A.T. degree from ICS College in Industrial Engineering Technology. In 1998 he began working on his M.B.A. at Charleston Southern University. He is also an active member on the Institute of Industrial Engineers and was recently nominated to the Lexington Who's Who of executive employees. Mr. LaCross is the grandson of Keith Hicks, a director of PACEL.


                             MEETINGS AND COMMITTEES

MEETINGS

         Meetings of the board of directors of PACEL are generally held every two months. Meetings of the board of directors of E-Business-Stor.Com, of which PACEL owns 80%, are generally held bi-monthly. The PACEL board of directors conducted 5 regular meetings and 1special meetings during 2000. Each director attended at least 75% of PACEL's board meetings and any committees on which he or she served.

COMMITTEES

         The board of directors of PACEL has two standing committees: the audit committee and the compensation committee.

         The Audit Committee's function is to review the results of the audit of the Company performed by the independent public accountants, to review and evaluate internal accounting controls and to recommend the selection of independent public accountants. The Audit Committee is also authorized to conduct such reviews and examinations as it deems necessary with respect to its independent public accountants, including the availability of Company records, information and personnel.. The Audit Committee is composed Messrs. Hicks and LaCross In fiscal 2000, this committee met 2 times.

         The compensation committee determines the salaries and incentive compensation of PACEL's officers and provides recommendations for the salaries and inventive compensation of other employees and consultants. The compensation committee also administers PACEL's various incentive compensation, stock and benefit plans. The compensation committee consisted of Messrs. Hicks and LaCross, and met 2 times during 2000.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         THE FOLLOWING REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT PACEL CORP. SPECIFICALLY INCORPORATES THIS REPORT THEREIN, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.


         We have reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended December 31, 2000. We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards NO. 61 (Communication with Audit Committees).

         We have also received the written disclosures and the letter from Peter
C. Cosmas Co. CPAs required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and have discussed the independence of Peter C. Cosmas Co. CPAs with that firm.

         Based on our review and discussions noted above, we recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

Submitted By: Messrs. Hicks and LaCross



                              DIRECTOR COMPENSATION

         PACEL does not currently separately compensate its directors who are employees of PACEL. Non- employee directors of PACEL were entitled to receive an annual retainer of $5,400 for service on PACEL's board of directors during 2000, payable quarterly in arrears. To date, our non-employee directors have not been paid for their board service. We anticipate issuing restricted shares of PACEL common stock equal to, and in lieu of, the amount of fees they are currently owed.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth summary information concerning compensation awarded to, earned by or paid to David Calkins, our chief executive officer, and to F. Kay Calkins, President of our subsidiary E-Business-Stor.com, for the year ended December 31, 2000. Mr. Calkins and Ms. Calkins each received perquisites and other personal benefits in addition to salary and bonus during the periods stated. The aggregate amount of these perquisites and other personal benefits, however, did not exceed the lesser of $50,000 or 10% of the total of their annual salary and bonus and, therefore, have been omitted as permitted by the rules of the SEC.

---------------------------------- ------------------------------------- ------------------ ------------------
                                       ANNUAL COMPENSATION LONG TERM
                                                                            COMPENSATION
                                                                               AWARDS
---------------------------------- ---------- -------------- ----------- ------------------ ------------------
NAME AND PRINCIPAL POSITION          FISCAL       SALARY        BONUS        SECURITIES          ALL OTHER
----------------------------------    YEAR          ($)          ($)         UNDERLYING        COMPENSATION
                                                                               OPTIONS
                                                                                 (#)                ($)
---------------------------------- ---------- -------------- ----------- ------------------ ------------------
DAVID E. CALKINS
  CHIEF EXECUTIVE OFFICER            2000          $124,996        $---       1,399,031(1)               $---
                                     1999            94,250         ---            625,000                ---
                                     1998            84,000         ---                ---                ---
---------------------------------- ---------- -------------- ----------- ------------------ ------------------
F. KAY CALKINS
  PRESIDENT, E-BUSINESS-STOR.COM     2000          $115,415        $---       1,399,031(1)               $---
                                     1999            90,500         ---            625,000                ---
                                     1998             77,00         ---                ---                ---
---------------------------------- ---------- -------------- ----------- ------------------ ------------------

OPTION GRANTS IN FISCAL YEAR 2000

         The following table shows information with respect to the grant of options to Mr. Calkins and to Ms. Calkins for the year ended December 31, 2000. The options were granted under PACEL's existing Stock Option Plan.

--------------------------------------------------------------------------------------------------------------------

  INDIVIDUAL GRANTS
------------------------ ------------------------- ------------------------ ------------------ ---------------------

                                 NUMBER OF                % OF TOTAL
                                SECURITIES            OPTIONS GRANTED TO
NAME                            UNDERLYING                 EMPLOYEES         EXERCISE PRICE         EXPIRATION
                            OPTIONS GRANTED (#)         IN FISCAL YEAR          ($/SHARE)              DATE
------------------------ ------------------------- ------------------------ ------------------ ---------------------


David E. Calkins               1,399,031(1)                  50%                  $.21          February 13, 2005
------------------------ ------------------------- ------------------------ ------------------ ---------------------

F. Kay Calkins                 1,399,031(1)                  50%                  $.21          February 13, 2005
------------------------ ------------------------- ------------------------ ------------------ ---------------------

(1) Granted at the fair market value on the date of grant, vested immediately and expire 10 years from the date of grant.


2000 FISCAL YEAR-END OPTION VALUES


         The following table summarizes certain information relating to stock options held by Mr. Calkins and Ms. Calkins during 2000 and the value of such options at December 31, 2000. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise price of the option. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise price and the fair market value of the underlying stock on December 31, 2000, which was $0.033 per share, based on the closing price of PACEL common stock as reported on the Over-the- Counter Electronic Bulletin Board. These values have not been, and may never be, realized. These options have not been, and may never be, exercised. Actual gains, if any, on exercise will depend on the value of PACEL common stock on the date of exercise. Unexercisable options are those which have not yet vested.


---------------------------------------------------------- ------------------------------------ ------------------------------------

                                                                    NUMBER OF SECURITIES
                                                                    UNDERLYING UNEXERCISED               VALUE OF UNEXERCISED
                                                                    OPTIONS AT                           IN-THE-MONEY OPTIONS AT
                                                           FISCAL YEAR-END (#)                  FISCAL YEAR-END ($)
---------------------------------------------------------- ------------------------------------ ------------------------------------

                       SHARES               VALUE
                       ACQUIRED             REALIZED
NAME                   ON EXERCISE (#)      ($)            EXERCISABLE        UNEXERCISABLE     EXERCISABLE        UNEXERCISABLE
----------             ------------------   ---------      ------------------ ------------------------------------ -------------
---------------------- -------------------- -------------- ------------------ ----------------- ------------------ -----------------

David E. Calkins        --0                   0        ---   2,024,031          0        ---               $0.00              0---
---------------------- -------------------- -------------- ------------------ ----------------- ------------------ -----------------
F. Kay Calkins         ---0                   0        ---   2,024,031          0        ---               $0.00              -0--
---------------------- -------------------- -------------- ------------------ ----------------- ------------------ -----------------

EMPLOYMENT AGREEMENT

         David Calkins, PACEL's Chairman, President and Chief Executive Officer has an employment agreement with PACEL. The employment agreement is for an initial term of two years, which commenced on January 1, 2001, with the right of the parties to extend the agreement for two one-year periods by mutual consent of the parties. Under his employment agreement, Mr. Calkin is entitled to receive an annual base salary of $175,000 per year and annual increases at least equal to the increase in the cost of living index. In addition, following the termination of his employment, the agreement provides for continuation of medical insurance benefits for a period of ten years and the assignment of key man life insurance, if any. The agreement also contains various provisions for the protection of PACEL, including non-solicitation and non-competition provisions, and provides for the grant of options equal to 10% of PACEL's outstanding common stock upon the company meeting certain performance goals.

         F. Kay Calkins, EBStor's President and Chief Executive Officer has an employment agreement with PACEL. The employment agreement is for an initial term of two years, which commenced on January 1, 2001, with the right of the parties to extend the agreement for two one-year periods by mutual consent of the parties. Under the employment agreement, Ms. Calkins is entitled to receive an annual base salary of $160,000 per year and annual increases at least equal to the increase in the cost of living index. In addition, following the termination of her employment, the agreement provides for continuation of medical insurance benefits for a period of ten years and the assignment of key man life insurance, if any. The agreement also contains various provisions for the protection of PACEL and EBStor, including non-solicitation and non-competition provisions, and provides for the grant of options equal to 10% of PACEL's outstanding common stock upon the company meeting certain performance goals.


    PROPOSAL II - APPROVAL OF AMENDMENT TO PACEL'S ARTICLES OF INCORPORATION


         The board of directors of PACEL has approved and recommends to the stockholders an amendment to the Articles of Incorporation which would increase the number of shares of the common stock authorized for issuance from 40 million to 150 million shares. As of August 31, 2001, 118,818,920 shares of common stock were issued and outstanding and 5,250,000 shares were reserved for options of PACEL common stock.

         The principal purpose for the proposed amendment is to give PACEL greater flexibility in its financial affairs by making these additional shares of common stock available for issuance by PACEL in such transactions and at such times as the board of directors considers appropriate, whether in public or private offerings, as stock splits or dividends or in connection with mergers and acquisitions or otherwise. The stockholders of PACEL may or may not be given the opportunity to vote on such a transaction, depending on the nature of the transaction, applicable law, and the judgment of the PACEL's board of directors regarding the submission of such transaction to a vote of the stockholders. PACEL has no present plans, understandings or agreements for the issuance or use of the proposed additional shares of common stock. Because stockholders do not have preemptive rights under PACEL's Articles of Incorporation, the interests of existing stockholders may (depending on the particular circumstances in which additional capital stock is issued) be diluted by any such issuance.

         It is possible that additional shares of PACEL's common stock could be issued for the purpose of making an acquisition by an unwanted suitor of a controlling interest in PACEL more difficult, time-consuming or costly or to otherwise discourage an attempt to acquire control of PACEL. Under such circumstances, the availability of authorized and unissued shares may make it more difficult for stockholders to obtain a premium for their shares. Such authorized and unissued shares could be used to create voting or other impediments or to frustrate a person or other entity seeking to obtain control of PACEL by means of a merger, tender offer, proxy contest or other means. For instance, such shares could be privately placed with purchasers who might cooperate with the PACEL board of directors in opposing an attempt by a third party to gain control of PACEL by voting such shares against the transaction with the third party or could be used to dilute the stock ownership or voting rights of a person or entity seeking to obtain control of PACEL. Although the Company's board of directors does not currently anticipate issuing additional shares of common stock for purposes of preventing a takeover of the Company, the Company's board of directors reserves its right (consistent with its fiduciary responsibilities) to issue shares for such purpose.

         Adoption of the proposed amendment requires the affirmative vote of two-thirds of the total shares outstanding and entitled to vote at the Annual Meeting. As soon as practicable after such affirmative vote has been taken and certified, the amendment will be filed with the Virginia State Corporation Commission and will thereupon become effective. PACEL currently has no plans for a public offering of its common stock, but has indicated the possible need to raise additional capital in the near future and will make application to list the additional shares at such time and in such manner as may be required by the Over-the-Counter Electronic Bulletin Board. If stockholders do not approve this amendment, PACEL will be limited in its ability to raise additional capital in the future, which could have an adverse effect on the future results of the company.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO PACEL'S ARTICLES OF INCORPORATION.


    PROPOSAL III - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has renewed the Company's arrangement for Peter
C. Cosmas Co. CPAs to be its auditors for the fiscal year ended December 31, 2001 , subject to the ratification of the Company's stockholders. A representative of Peter C. Cosmas, Co. CPAs is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

AUDIT FEES

         Aggregate fees billed by Peter C. Cosmas Co. CPAs for professional services rendered for the audit of the Company's financial statements for fiscal 2000 and the review of the financial statements included in the Company's quarterly reports on Form 10-QSB for the fiscal year were $16,000.00.

ALL OTHER FEES

         Other than audit fees, the aggregate fees billed to the Company by Peter C. Cosmas Co. CPAs for fiscal 2000 were $2,775. The Company did not incur any fees related to financial information systems design and implementation.

         The Audit Committee of the Board of Directors has considered whether the providing of all non-auditing services (and the aggregate fees billed for such services) in fiscal year 2000 by Peter C. Cosmas Co. CPAs, the principal independent auditors, is compatible with maintaining the principal auditors' independence.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PETER C. COSMAS CO. CPAS, AS PACEL'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2001.


                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in next year's proxy materials for the annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at our main office located at 8870 Rixlew Lane, Suite 201, Manassas, Virginia 20109, on or before November 30, 2001. To be considered for presentation at next year's annual meeting, although not included in the proxy statement, any stockholder proposal must be received at our main office not less than 45 days prior to the annual meeting; provided, however, if less than 30 days notice of the date of next year's annual meeting is given to stockholders, the stockholder proposal must be received on or before the close of business on the 10th day following the day on which the notice of the date of the annual meeting was mailed.

         All stockholder proposals for inclusion in PACEL's proxy materials may be subject to the requirements of the proxy rules adopted under the Securities Exchange Act 1934 and, as with any stockholder proposal, regardless of whether it is included in our proxy materials, PACEL's articles of incorporation and bylaws and Virginia law.


                                 ANNUAL REPORTS

         Stockholders of record on August 31, 2001 should have received a copy of our 2000 annual report to stockholders with this proxy statement. If, upon receipt of this proxy material, you have not received the annual report to stockholders, please write to the Corporate Secretary at the address below and a copy will be sent to you. Although the annual report is being mailed to stockholders with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated herein by reference.

         IN ADDITION, A COPY OF PACEL'S ANNUAL REPORT FILED PURSUANT TO RULE 15D-2 WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 2, 2001 IS AVAILABLE TO EACH RECORD AND BENEFICIAL OWNER OF PACEL'S COMMON STOCK WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, PACEL, 8870 RIXLEW LANE, SUITE 201, MANASSAS, VIRGINIA 20109.


                                  OTHER MATTERS

         We are not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                 REVOCABLE PROXY

                                   PACEL CORP.

                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 28, 2001

         The undersigned hereby appoints the Board of Directors of PACEL Corp. (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the annual meeting of stockholders (the "Meeting") to be held PACEL Corp. 8870 Rixlew Lane, Suite 201, Manassas, Virginia, on September 28, 2001 at 10:00 am., local time and at any and all adjournments and postponements thereof.


I. The election of the following nominees as directors for terms to expire in the year 2002.

                  DAVID E. CALKINS                            F. KAY CALKINS

                  KEITH P. HICKS                              COREY M. LACROSS


         |_| FOR              |_| VOTE WITHHELD            |_| FOR ALL EXCEPT


         INSTRUCTION:               TO WITHHOLD YOUR VOTE FOR THE INDIVIDUAL
                                    NOMINEE, MARK "FOR ALL EXCEPT" WITH AN "X"
                                    AND WRITE THE NOMINEE'S NAME IN THE SPACE
                                    PROVIDED BELOW FOR WHOM YOU WISH TO WITHHOLD
                                    YOUR VOTE.

II. The approval of the amendment to PACEL's Articles of Incorporation increasing the number of shares of the common stock authorized for issuance from 150 million to 650 million.

         |_| FOR                  |_| AGAINST                     |_| ABSTAIN


III. The ratification of the appointment of Peter C. Cosmas Co.CPAs as auditors of the Company for the fiscal year ending December 31, 2001.

         |_| FOR                  |_| AGAINST                     |_| ABSTAIN

         In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

--------------------------------------------------------------------------------
         THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL
                 AND THE ELECTION OF THE NOMINEES LISTED ABOVE.

                                    (Continued and to be SIGNED on Reverse Side)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

         The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of Annual Meeting of Stockholders, a proxy statement and an annual report to stockholders.


Dated:                          , 2001
        ------------------------



                                                Signature of Stockholder




                                                Signature of Stockholder


                           Please sign exactly as your name(s) appear(s) to the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE
--------------------------------------------------------------------------------